SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 1999

                          POINTE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

             FLORIDA                    0-24433                 65-0451402
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
         incorporation)                                     Identification No.)


         21845 Powerline Road
            Boca Raton, FL                                       33433
   Address of principal executive                              (Zip Code)
               Offices

        Registrant's telephone number, including area code: (561)368-6300

                                (NOT APPLICABLE)
          (Former name of former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On May 4, 1999, the Board of Directors of Pointe Financial Corporation adopted a dividend policy, a dividend of $0.05 per share on its common stock for the quarter ended March 31, 1999, and approved a stock repurchase program for up to $2,000,000. The press release announcing the dividend policy and the repurchase program is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      The following exhibits are filed with this report:

                  99.1 Press Release, dated May 5, 1999, issued by Pointe Financial Corporation.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    POINTE FINANCIAL CORPORATION

                                    By:    /s/  Bradley R. Meredith
                                           ------------------------
                                           Bradley R. Meredith
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)

Dated:     May 6, 1999

                                  EXHIBIT INDEX



EXHIBIT                    DESCRIPTION
-------                    -----------

99.1                       Press Release, dated May 5, 1999
                           Pointe Financial Corporation